SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 24, 2006
Date of Report (Date of earliest event reported)

PAYLESS SHOESOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-14770	43-1813160
(Commission File Number)	(IRS Employer Identification No.)

3231 Southeast Sixth Avenue
Topeka, Kansas 66607-2207
(Address of Principal Executive Office) (Zip Code)

(785) 233-5171
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition and
Item 7.01          Regulation FD Disclosure.

The following information is furnished pursuant to both Items 2.02 and 7.01.

On May 24, 2006, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its first quarter results for fiscal 2006, which ended April 29, 2006.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d)                     Exhibits.

EXHIBIT #	DESCRIPTION

99.1	Press Release dated May 24, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLESS SHOESOURCE, INC.

Date: May 24, 2006	By:	/s/ Ullrich E. Porzig

Ullrich E. Porzig
Senior Vice President
Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION

99.1	Press Release dated May 24, 2006